Explanatory Note
This amended filing of form type N-CSRS is being made to address an incorrect filing. A submission was filed June 9, 2009, under Accession number 0000950123-09-012526 which erroneously included the report of Morgan Stanley Mid Cap Growth Fund. This filing should be disregarded. The Semi-Annual Report for Morgan Stanley Mid-Cap Value Fund was previously filed correctly under form type N-CSRS on May 8, 2009, under Accession number 0000950123-09-008294.